For Immediate Release
August 28, 2025

TXNM Energy Shareholders Overwhelmingly Approve Acquisition by Blackstone Infrastructure

(ALBUQUERQUE, N.M.) – TXNM Energy (NYSE: TXNM) shareholders voted overwhelmingly to approve the agreement under which Blackstone Infrastructure will acquire TXNM Energy at a special shareholders meeting held earlier today. Under the terms of the proposed agreement, TXNM Energy shareholders will receive $61.25 in cash for each share of TXNM Energy common stock held at closing.

Of the shares voted, 99.6 percent voted to approve the proposed agreement, reflecting 88.2 percent of shares issued and outstanding on the record date. TXNM Energy will report the final vote results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

Regulatory approvals from the New Mexico Public Regulation Commission, Public Utility Commission of Texas, Federal Energy Regulatory Commission, Department of Justice (Hart Scott-Rodino Clearance), Nuclear Regulatory Commission and Federal Communications Commission are being pursued.

TXNM Energy continues to anticipate that the closing of the acquisition will occur in the second half of 2026, subject to the satisfaction or waiver of the customary closing conditions, including among other things, receipt of required state and federal regulatory approvals.

About TXNM Energy:
TXNM Energy (NYSE: TXNM), an energy holding company based in Albuquerque, New Mexico, delivers energy to more than 800,000 homes and businesses across Texas and New Mexico through its regulated utilities, TNMP and PNM. For more information, visit the company’s website at www.TXNMEnergy.com.

Contacts:
Analysts                        Media
Lisa Goodman                        Corporate Communications
(505) 241-2160                    (505) 241-2743

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “can,” “expects,” “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “is confident that” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements generally include statements regarding the proposed merger, including any statements regarding the expected timetable for completing the proposed transaction, the ability to complete the merger, the expected benefits of the merger, projected financial information, future opportunities, and any other statements regarding TXNM Energy’s and Blackstone Infrastructure’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. TXNM Energy’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following: the failure of Blackstone Infrastructure to obtain any equity, debt or other financing necessary to complete the merger, the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances requiring TXNM Energy to pay a termination fee, the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all; the receipt of an unsolicited offer from another party to acquire our assets or capital stock that could interfere with the merger, the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the merger, risks related to disruption of management time from ongoing business operations due to the proposed merger, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TXNM Energy to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, the announcement and pendency of the merger, during which TXNM Energy is subject to certain operating restrictions, could have an adverse effect on TXNM Energy’s businesses, results of operations, financial condition or cash flows, the costs incurred to consummate the merger, the risk that the price of TXNM Energy’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed, and other risks detailed in TXNM Energy’s filings with the Securities and Exchange Commission, including its most recent Form 10-K for the fiscal year ended December 31, 2024, and in subsequently filed Forms 10-Q and 8-K, the Proxy Statement and in any other documents filed by TXNM Energy with the Securities and Exchange Commission after the date thereof.

Any such forward-looking statement is qualified by reference to these risks and factors. TXNM Energy cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements. Forward-looking statements speak only as of the date of the particular statement, and TXNM Energy does not undertake to update any forward-looking statement contained herein.